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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2003

Genaissance Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30981 (Commission File Number)	06-1338846 (I.R.S. Employer Identification No.)
Five Science Park New Haven, Connecticut (Address of Principal Executive Offices)		06511 (Zip Code)

Registrant's telephone number, including area code: (203) 773-1450

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.

        On December 18, 2003, Genaissance Pharmaceuticals, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Brown Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Merger Sub"), and Lark Technologies, Inc., a Delaware corporation ("Lark Technologies").

        Pursuant to the Merger Agreement, the Merger Sub will be merged with and into Lark Technologies with Lark Technologies continuing as the surviving corporation as a wholly-owned subsidiary of the Company (the "Merger"). Upon completion of the Merger, holders of Lark Technologies common stock will be entitled to receive 1.81 (the "Exchange Ratio") shares of Genaissance common stock for each share of Lark Technologies common stock they hold at that time. Genaissance will assume all outstanding options to purchase shares of Lark Technologies common stock that are not otherwise exercised in accordance with their terms before the effective time of the Merger. Assumed options will become exercisable to purchase shares of Genaissance common stock and will generally have the same terms and conditions as were applicable under the applicable Lark Technologies options, except that the number of shares of Genaissance common stock subject to such options, and the exercise price of such options, will each be adjusted by the Exchange Ratio. The consummation of the Merger is subject to the approval of the stockholders of each of the Company and Lark Technologies, effectiveness of the Registration Statement on Form S-4 as declared by the United States Securities and Exchange Commission and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

        On December 19, 2003, Genaissance and Lark Technologies issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

        See Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 22, 2003	GENAISSANCE PHARMACEUTICALS, INC.
	By:	/s/ BEN D. KAPLAN Ben D. Kaplan Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
2.1(1)	Agreement and Plan of Merger, dated as of December 18, 2003, by and among Genaissance Pharmaceuticals, Inc., Brown Acquisition Corp. and Lark Technologies, Inc.
99.1	Press Release of Genaissance Pharmaceuticals, Inc. and Lark Technologies, Inc., issued on December 19, 2003.

(1)
The exhibits and schedules to the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

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Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX